Summary of Significant Accounting Policies - Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Sep. 30, 2021	Jun. 30, 2021	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Accounting Policies [Abstract]
Cash and cash equivalents	$ 400,569	$ 461,276	$ 26,501	$ 58,652	$ 108,132
Restricted cash	900	$ 900	$ 10,828	$ 10,828	10,828
Total	$ 401,469				$ 118,960	$ 115,006	$ 1,178